                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/

Filed by a Party other than the Registration /_/

Check the appropriate box:

/x/ Preliminary Proxy Statement              /_/ Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement

/_/  Definitive Additional Materials

/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                        Integra LifeSciences Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         /x/ No fee required

         /_/ Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applied:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         /_/ Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement no.:

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         (3) Filing Party:

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         (4) Date Filed:

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


                        INTEGRA LIFESCIENCES CORPORATION
[LOGO]                           105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 1999

                             ----------------------


To the Stockholders of Integra LifeSciences Corporation:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting (the "Meeting") of the Stockholders of Integra LifeSciences Corporation (the "Company") will be held as, and for the purposes, set forth below:


TIME                       9:00 a.m. on Monday, May 17, 1999


PLACE                      The Princeton Marriott Forrestal Village
                           201 Village Boulevard
                           Princeton, New Jersey 08540


ITEMS OF BUSINESS          1.     To consider and vote upon a proposal to
                                  approve and adopt an amendment to the
                                  Company's Amended and Restated Certificate of
                                  Incorporation to change the name of the
                                  Company to "Integra LifeSciences Holdings
                                  Corporation."

                           2. To consider and vote upon a proposal to approve and adopt the Company's 1999 Stock Option Plan.

                           3. To consider and vote upon a proposal to approve and adopt the Company's Deferred Compensation Plan.

                           4. To elect seven directors of the Company to hold office as specified in the accompanying Proxy Statement.

                           5.     To ratify the appointment of
                                  PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.

                           6. To act upon any other matters properly coming before the meeting or any adjournment or postponement thereof.

RECORD DATE                Holders of record of the Company's Common Stock,
                           Series A Convertible Preferred Stock and Series B
                           Convertible Preferred Stock at the close of business on April 7, 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 105 Morgan Lane, Plainsboro,
                           New Jersey.

ANNUAL REPORT              The 1999 Annual Report of Integra LifeSciences
                           Corporation is being mailed simultaneously herewith.
                           The Annual Report is not to be considered part of the proxy solicitation materials.

IMPORTANT                  In order to avoid additional soliciting expense to
                           the Company, please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.


                                        By order of the Board of Directors,

                                        /s/ William M. Goldstein
                                        ------------------------------
Plainsboro, New Jersey                      William M. Goldstein
April 20, 1999                              Secretary

                                                                Preliminary Copy
                                        (Scheduled Release Date: April 20, 1999)

[LOGO]                  INTEGRA LIFESCIENCES CORPORATION
                                 105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 1999

Purpose of Meeting

         This Proxy Statement is being furnished to holders of common stock ("Common Stock"), Series A Convertible Preferred Stock ("Series A Preferred Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock") of Integra LifeSciences Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from such stockholders for use at the 1999 annual meeting of stockholders of the Company (the "Meeting") to be held on Monday, May 17, 1999 at 9:00 a.m. local time at The Princeton Marriott Forrestal Village, Princeton, New Jersey and at any adjournment or postponement thereof. This Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders and the form of proxy are first being mailed to the stockholders of the Company on or about April 20, 1999.

         At the Meeting, the stockholders of the Company will be asked to consider and vote upon (i) a proposal to approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "Integra LifeSciences Holdings Corporation" (see "Proposal 1. Company Name Change"); (ii) a proposal to approve and adopt the Company's 1999 Stock Option Plan (see "Proposal 2. 1999 Stock Option Plan"); (iii) a proposal to approve and adopt the Company's Deferred Compensation Plan (see "Proposal 3. Deferred Compensation Plan"); (iv) the election of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (see "Proposal 4. Election of Directors"); and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year (see "Proposal 5. Ratification of Appointment of Auditors").

         The Board knows of no matters that will be presented for consideration at the Meeting other than those matters set forth in the Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy and acting thereunder will have authority to vote on such matters, to the extent permitted by the rules of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting such proxies.

         All share and per share information regarding the Company's Common Stock set forth in this Proxy Statement has been restated to reflect the one-for-two reverse split of the Company's Common Stock on May 22, 1998.

Record Date

         Only stockholders of record as of the close of business on April 7, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were outstanding 15,730,933 shares of Common Stock, 500,000 shares of Series A Preferred Stock (which are currently convertible into 250,000 shares of Common Stock) and 100,000 shares of Series B Preferred Stock (which are currently convertible into 2,617,801 shares of Common Stock), which constituted the only outstanding securities of the Company entitled to vote.

Voting and Revocability of Proxies

         On each matter voted upon at the Meeting and any adjournment or postponement thereof, holders of Common Stock and Preferred Stock will vote together as a single class. Each share of Common Stock entitles the holder of record thereof to one vote, each share of Series A Preferred Stock entitles the holder of record thereof to one-half of one vote and each share of Series B Preferred Stock entitles the holder thereof to 26.178 votes. Each stockholder may vote in person or by properly executed proxy on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

         Under the General Corporation Law of the State of Delaware, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock on the Record Date is required to approve and adopt the change of the Company's name. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote is required to approve and adopt the 1999 Stock Option Plan and the Deferred Compensation Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year. Directors are to be elected by the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted.

         The enclosed proxy is being solicited by the Board of Directors for use in connection with the Meeting and any postponement or adjournment thereof. All properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of each of the proposals set forth herein.

         If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         If a quorum for the Meeting is not obtained or, as to any one or more proposals, if fewer shares are voted in favor of the proposal than the number of shares required for such approval, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original meeting (except for any proxies that have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Proxies voting against a proposal set forth herein will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

         Proxies may be revoked by those persons executing the proxies by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock or Preferred Stock and delivering it to the Secretary of the Company at or before the Meeting or
(c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to:
Secretary, Integra LifeSciences Corporation, 105 Morgan Lane, Plainsboro, New Jersey 08536.

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

                         PROPOSAL 1. COMPANY NAME CHANGE

         The Board of Directors has approved and is proposing for stockholder approval an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "Integra LifeSciences Holdings Corporation" (the "Name Change Amendment").

         The Board believes that it would be in the best interests of the Company and its stockholders to change the name of the Company to Integra LifeSciences Holdings Corporation for two primary reasons. First, the Company and its subsidiaries have historically sold their collagen wound and matrix products under a number of different company names. The Company has decided that it is in its best interests to manufacture all such products under the name of a single operating subsidiary, which will be named "Integra LifeSciences Corporation." The ultimate parent (the Company) will therefore need to be renamed "Integra LifeSciences Holdings Corporation." Second, as the Company develops and acquires new operating businesses outside of its historical collagen product base (such as Rystan Company, Inc. and the NeuroCare Group), it wishes to reflect its broader business mix through the use of "Holdings" in the Company's name.

         The approval of the Name Change Amendment will not affect in any way the validity of currently outstanding stock certificates and will not require the Company's stockholders to surrender or exchange any stock certificates that they currently hold.

         The Name Change Amendment is set forth in Appendix A to this Proxy Statement. If approved by the Company's stockholders, the Name Change Amendment will become effective upon its filing with the Secretary of State of the State of Delaware on or about May 17, 1999 (the "Effective Date").

                          ----------------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE PROPOSED CHANGE OF THE COMPANY'S NAME AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE NAME CHANGE AMENDMENT.

                       PROPOSAL 2. 1999 STOCK OPTION PLAN


         The Board of Directors believes that a stock option plan enhances the ability of the Company to attract and retain officers and other employees (collectively, "Eligible Employees") and directors, consultants, and certain other non-employees (together with the Eligible Employees, the "Optionees") and to motivate them to exercise their best efforts on behalf of the Company, any subsidiary or parent of the Company (a "Related Corporation"), or any affiliate of the Company or a Related Corporation. Since the Company has grown significantly in recent years and the number of Optionees has also increased, the Board of Directors believes that the number of shares reserved that remain available for option grants under the Company's existing stock option plans is inadequate. Accordingly, the Board of Directors proposes and recommends that the stockholders approve the Company's 1999 Stock Option Plan, which the Board of Directors approved on February 25, 1999, subject to stockholder approval.

         The text of the 1999 Stock Option Plan is attached as Appendix B to this Proxy Statement. The following description of the 1999 Stock Option Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the 1999 Stock Option Plan.

         1. Number of Shares. The aggregate maximum number of shares of Common Stock which may be issued pursuant to options granted under the 1999 Stock Option Plan will be 2,000,000 shares; provided, however, that no Eligible Employee may be granted options covering more than an aggregate of 1,000,000 shares of Common Stock over any one-year period. Both of the foregoing limits are subject to adjustment to reflect stock dividends, stock splits, share combinations, and similar changes in the capitalization of the Company. The shares issued under the 1999 Stock Option Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         2. Administration. The 1999 Stock Option Plan will be administered by the Company's Stock Option Committee, which consists of not fewer than two directors of the Company's Board of Directors who are designated by the entire Board of Directors. Under the 1999 Stock Option Plan, the Stock Option Committee will have the authority to (i) select the Eligible Employees and other Optionees to be granted "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, and non-qualified stock options ("NQSOs"), (ii) grant options on behalf of the Company, and (iii) set the date of grant and other terms of the options, including the times at which and the price at which options shall be granted. Currently, the members of the Stock Option Committee are Keith Bradley, Ph.D. and Edmund L. Zalinski, Ph.D.

         3. Eligibility. Only Eligible Employees of the Company or a Related Corporation are eligible to receive ISOs under the 1999 Stock Option Plan. Non-qualified stock options may be granted to all Optionees. As of the date of this Proxy Statement, there are approximately 400 Eligible Employees of the Company and Related Corporations eligible to receive ISOs and approximately 450 Optionees (including Eligible Employees) eligible to receive NQSOs.

         4. Term of Plan. No option may be granted under the 1999 Stock Option Plan after February 24, 2009, although options outstanding on February 24, 2009 may extend beyond that date.

         5. Term of Option. All options terminate on the earliest of: (a) the expiration of the term specified in the option agreement, which may not exceed ten years from the date of grant or, in the case of an ISO, five years after the date of grant if the Optionee on the date of grant owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company; (b) in the event the Optionee's employment or service with the Company, Related Corporations, and affiliates terminates prior to the expiration of his or her option, an accelerated expiration date, if any, set by the Stock Option Committee; or (c) an accelerated expiration date, if any, set by the Stock Option Committee in the event of certain corporate transactions (e.g., a merger, consolidation, reorganization, or liquidation).

         6. Option Price. The option price for an option granted under the 1999 Stock Option Plan may not be less than the higher of one hundred percent (100%) of the fair market value of the shares subject to the option on the date that the option is granted or the par value thereof. However, if an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the option price must be at least 110% of the fair market value of the shares on the date that the option is granted. For purposes of the 1999 Stock Option Plan, the per share fair market value of the Company's Common Stock on the relevant date shall equal the quoted closing price on the last business day prior to such date.

         7. Exercisability. Options are exercisable in such installments as the Stock Option Committee may determine, but not earlier than three months from the date of grant except under specified circumstances. On a change in control of the Company (as defined in Section 9A of the 1999 Stock Option Plan), all outstanding options become fully vested and exercisable.

         8. Payment. An Optionee may pay for shares covered by his or her option in cash or its equivalent or, in the discretion of the Stock Option Committee,
(i) in shares of the Company's Common Stock previously acquired by the Optionee (subject to certain holding period requirements), (ii) in shares of the Company's Common Stock acquired upon exercise of the option, (iii) through any combination of cash or its equivalent, (i) or (ii) above, or (iv) by delivering a properly executed notice of exercise of the option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the option.

         9. Option Agreement; Restriction on Transferability. All options will be evidenced by a written option agreement which, subject to certain limitations, may contain provisions that are inconsistent with the 1999 Stock Option Plan and such other provisions as the Stock Option Committee deems appropriate. No ISO and, except as otherwise provided in the option agreement, no NQSO granted under the 1999 Stock Option Plan may be assigned or transferred, except by will or the laws of descent and distribution. If the Optionee is married at the time of exercise and if the Optionee requests at the time of exercise, the certificate will be registered in the name of the Optionee and his or her spouse, jointly, with right of survivorship.

         10. Amendments to Options and the 1999 Stock Option Plan; Discontinuance of the 1999 Stock Option Plan. Subject to the provisions of the 1999 Stock Option Plan, the Stock Option Committee may not amend an option agreement without an Optionee's consent if the amendment is unfavorable to the Optionee. The Board of Directors may suspend or discontinue the 1999 Stock Option Plan or, subject to such shareholder approval as may be then required under the applicable rules and regulations of the Code or the exchange or market on which the shares of Common Stock are listed, amend it in any respect whatsoever.

         11. Federal Income Tax Aspects of the 1999 Stock Option Plan. Based on the advice of counsel, the Company believes that, under federal tax laws and regulations in effect on February 1, 1999, the federal income tax consequences to the Company and to the Optionees receiving ISOs and NQSOs pursuant to the 1999 Stock Option Plan will be as follows:

         If an option is treated as an ISO, the Optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an Optionee's sale of his or her shares of Common Stock (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the Optionee as capital gain. Currently, the maximum long-term capital gain rate is 20%. If the Optionee disposes of his or her shares of Common Stock prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the Common Stock at the exercise date or the sale price of the Common Stock. Any gain recognized on such a disposition of the Common Stock in excess of the amount treated as ordinary income will be characterized as capital gain. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income, subject to Sections 83 and 162(m) of the Code.

         An Optionee will not recognize any taxable income at the time the Optionee is granted an NQSO. However, upon exercise of the option, the Optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the Common Stock over the exercise price, and the Company will be entitled to a corresponding deduction at the time of exercise, subject to Sections 83 and 162(m) of the Code. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the Common Stock has been held for more than 12 months.

         The foregoing does not purport to be a complete summary of the effect of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Optionee may reside.

         On March 29, 1999, in connection with the acquisition of the NeuroCare Group of companies, the Company granted under the 1999 Stock Option Plan options to purchase an aggregate of 408,500 shares of Common Stock at an exercise price of $3.50 per share to 206 Eligible Employees. Such options were granted subject to approval of the 1999 Stock Option Plan by the Company's stockholders and will be cancelled in the event such stockholder approval is not obtained.

                           ---------------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE 1999 STOCK OPTION PLAN AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE 1999 STOCK OPTION PLAN.

                     PROPOSAL 3. DEFERRED COMPENSATION PLAN

         The Board of Directors believes that a non-qualified deferred compensation plan enhances the ability of the Company to attract and retain certain executive officers and motivate them to exercise their best efforts on behalf of the Company and its affiliates. Accordingly, the Board of Directors proposes and recommends that the stockholders approve the Company's Deferred Compensation Plan.

         The text of the Deferred Compensation Plan is attached as Appendix C to this Proxy Statement. The following description of the Deferred Compensation Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Deferred Compensation Plan.

         1. Eligibility. Only select management and highly compensated employees of the Company and its affiliates (collectively, "Eligible Officers") are eligible to defer compensation under the Deferred Compensation Plan. It is intended that the group of employees eligible for the Deferred Compensation Plan constitute "a select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As of the date of this Proxy Statement, there are approximately 23 Eligible Officers of the Company and its affiliates.

         2. Administration. The Deferred Compensation Plan will be administered by the Company's Stock Option Committee, the members of which are designated by the Company's Board of Directors. Under the Deferred Compensation Plan, the Stock Option Committee will have the authority to (1) determine the eligibility of an employee to participate in the Deferred Compensation Plan, (2) value an Eligible Officer's Account, (3) determine the amount or recipient of a payment from the Deferred Compensation Plan, and (4) interpret the Deferred Compensation Plan. Currently, the members of the Stock Option Committee are Keith Bradley, Ph.D. and Edmund L. Zalinski, Ph.D.

         3. Election to Defer. An Eligible Officer may elect to defer up to 50 percent of his or her base compensation by executing a Deferred Compensation Agreement prior to the beginning of the calendar year in which the compensation will be earned, or, if later, within 30 days of the Deferred Compensation Plan's effective date or within 30 days of the Eligible Officer's first becoming eligible to participate in the Deferred Compensation Plan. For purposes of the Plan, "base compensation" means base salary from the Company and its affiliates, excluding any commissions, bonuses, overtime, or other extra or incentive pay. Until terminated or replaced with a new Deferred Compensation Agreement, an Eligible Officer's Deferred Compensation Agreement will be effective for subsequent years.

                  An Eligible Officer may establish a new Deferred Compensation Agreement with respect to future compensation on an annual basis and may also annually enter into a new Deferred Compensation Agreement whereby he or she elects to change the method by which he will receive payment of amounts deferred in future years.

                  An Eligible Officer may terminate an election to defer for subsequent calendar years by notifying the Company in writing. An Eligible Officer who has terminated his or her participation in the Deferred Compensation Plan may subsequently elect to participate in the Deferred Compensation Plan by executing a new Deferred Compensation Agreement prior to the beginning of any future year.

                  An Eligible Officer may not make deferrals under the Deferred Compensation Plan during any period for which contributions must be suspended as a condition of the Eligible Officer's receipt of a hardship withdrawal from the Company's 401(k) Plan.

         4. Deferred Compensation Account; Investment of Deferred Compensation Account. A Deferred Compensation Account will be established for each Eligible Officer who elects to participate in the Deferred Compensation Plan to record deferrals made by the Eligible Officer under a Deferred Compensation Agreement. An Eligible Officer's Deferred Compensation Account will be invested, at the Eligible Officer's discretion, in phantom units of common stock of the Company and/or phantom units of mutual funds designated as available investment options under the Deferred Compensation Plan. A record of the value of each Eligible Officer's interest in his or her Deferred Compensation Account(s) will be maintained, and each Eligible Officer will receive an annual statement of his or her Deferred Compensation Account(s)

                  Each Deferred Compensation Account will be credited, for each phantom unit of common stock of the Company and/or each phantom unit of a mutual fund, for an amount equal to the actual amount of any cash dividend paid on a share of common stock of the Company and/or of any cash distribution paid with respect to a share of the mutual fund.

                  An Eligible Officer's interest in amounts and phantom units of common stock of the Company and/or phantom units of a mutual fund credited to his or her Deferred Compensation Account shall be fully vested and nonforfeitable at all times.

                  In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, appropriate adjustments in the number of phantom units of common stock of the Company allocated to the Deferred Compensation Accounts will be made.

         5. Distribution. Distributions from an Eligible Officer's Deferred Compensation Account(s) will begin as of January 31 of the year following the year in which the Eligible Officer ceases to be an employee of the Company and its affiliates, and will be made in the form of common stock of the Company to the extent the Eligible Officer's Deferred Compensation Account is invested in phantom units of common stock at the time of distribution. Otherwise, distributions will be made in the form of cash. At the time an Eligible Officer enters into the Deferred Compensation Agreement, the Eligible Officer will elect to receive distributions either in a single payment or, subject to certain limits prescribed by the Deferred Compensation Plan, in annual payments for a period of two to ten years. The Eligible Officer's election as to the manner of receiving distributions may not be changed with respect to any year covered by that Deferred Compensation Agreement. An Eligible Officer may execute a new Deferred Compensation Agreement and thereby make a different election as to the manner of distribution with respect to compensation for services performed in later years.

         6. Hardship Distributions. The Company may at any time make a single payment to an Eligible Officer (or beneficiary) equal to a part or all of the balance in the Eligible Officer's Deferred Compensation Account(s) upon a showing of an unforeseeable financial emergency caused by an event beyond the control of the Eligible Officer (or beneficiary) which would result in severe financial hardship to the Eligible Officer (or beneficiary) if such payment were not made. The determination of whether such emergency exists shall be made at the sole discretion of the Stock Option Committee.

         7. Restriction on Transferability. The right of an Eligible Officer or any other person to receive payments under this Deferred Compensation Plan or any Deferred Compensation Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Eligible Officer or any beneficiary.

         8. Amendment and Termination of Deferred Compensation Plan. The Company may amend or terminate the Deferred Compensation Plan at any time. The balance in any Eligible Officer's Deferred Compensation Account shall remain subject to the terms of the Deferred Compensation Plan and distribution will not be accelerated because of the termination of the Deferred Compensation Plan.

         9. Unfunded Plan. The Company is not required to fund or secure in any way its obligation under the Deferred Compensation Plan. All distributions under the Deferred Compensation Plan will be made from the general assets of the Company. An Eligible Officer's claim against the Company for amounts due under the Deferred Compensation Plan will have the same standing as that of any other unsecured general creditor.

         10. Federal Income Tax Aspects of the Deferred Compensation Plan. Based on the advice of counsel, the Company believes that, under federal tax laws and regulations in effect on February 1, 1999, the federal income tax consequences to the Company and to the Eligible Officers participating in the Deferred Compensation Plan will be as follows:

         An Eligible Officer will not recognize taxable income and the Company will not be entitled to a deduction for federal income tax purposes upon the deferral of compensation or the deferral of dividends or distributions on phantom units of common stock or mutual funds under the Deferred Compensation Plan. Employment taxes, however, are due on an Eligible Officer's deferrals in the year the compensation is earned, rather than the year it is received by the Eligible Officer. Deferrals, and earnings thereon, will generally be taxable as ordinary income in the year distributed and the Company will be entitled to a corresponding deduction, subject to Sections 83 and 162(m) of the Code.

         The foregoing does not purport to be a complete summary of the effect of federal income taxation upon Eligible Officers or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Eligible Officer may reside.

                          ---------------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE DEFERRED COMPENSATION PLAN AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE DEFERRED COMPENSATION PLAN.

                        PROPOSAL 4. ELECTION OF DIRECTORS

         The Board of Directors has nominated seven persons for election as directors whose terms will expire at the 2000 Annual Meeting of Stockholders, or when their successors are elected and qualified. The nominees are Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., Stuart M. Essig, George W. McKinney, III, Ph.D., Neal Moszkowski, James M. Sullivan and Edmund L. Zalinski, Ph.D., each of whom are currently directors of the Company. Mr. Moszkowski is the nominee of the holders of the Company's Series B Preferred Stock, who have the right to nominate one designee to the Company's Board of Directors.

         If any nominee should be unable to serve as director, an event not now anticipated, it is intended that the shares of Common Stock and Preferred Stock represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

         Keith Bradley, Ph.D. has been a director of the Company since 1992. He is the Professor of International Management at The Open University Business School, Milton Keynes, England, and a Director of Ockham Holdings plc, a London Stock Exchange corporation. Dr. Bradley was the founder and formerly Executive Director of the London School of Business Performance Group, an interdisciplinary research institute which specializes in organizational performance. He has extensive experience as a consultant to a variety of business, government and international organizations and has published widely on management and industrial policy. Dr. Bradley has served as Visiting Professor at Harvard Business School, the UCLA Graduate School of Management and the Wharton School of the University of Pennsylvania. Dr. Bradley received a Diploma in Education from Culham College and a Ph.D. degree in Economics from the University of Essex. Dr. Bradley is 54 years old.

         Richard E. Caruso, Ph.D. has served as the Company's Chairman since March 1992. Prior to being replaced by Mr. Essig in December 1997, Dr. Caruso served as the Company's Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. He has 25 years experience in finance and entrepreneurial ventures. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is also a certified public accountant. Dr. Caruso is 55 years old.

         Stuart M. Essig has served as President and Chief Executive Officer and as a director of the Company since December 1997. Prior to joining the Company, Mr. Essig supervised the medical technology practice at Goldman, Sachs & Co. as a managing director. Mr. Essig had ten years of broad health care experience at Goldman Sachs serving as a senior merger and acquisitions advisor to a broad range of domestic and international medical technology, pharmaceutical and biotechnology clients. Mr. Essig received an A.B. degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and an M.B.A. and a Ph.D. degree in Financial Economics from the University of Chicago, Graduate School of Business. He also serves as a director of St. Jude Medical, Inc., Vital Signs, Inc. and Neuromedical Systems, Inc. Mr. Essig is 37 years old.

         George W. McKinney, III, Ph.D. has been a director of the Company since 1992 and has served as Vice Chairman of the Board since May 1997 and as Executive Vice President and Chief Operating Officer of the Company since July 1997. He had more than 25 years of experience in industry and new ventures. Between 1990 and 1997, Dr. McKinney was Managing Director of Beacon Venture Management Corporation, a venture capital firm. From 1983 to 1989, he was Managing Partner and Chief Operating Officer for American Research and Development, a venture capital firm. Prior thereto, he held various senior management positions with Corning Glass Works (now Corning, Inc.), a specialty materials firm. Dr. McKinney received a B.S. degree from MIT and a Ph.D. degree from the Stanford University School of Business. Dr. McKinney is 56 years old.

         Neal Moszkowski has been a director of the Company since March 29, 1999 and is the designee of the holders of the Company's Series B Preferred Stock. Mr. Moszkowski has been a partner of Soros Private Equity Partners, LLC since August 1998. Prior thereto, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman, Sachs & Co. in its Principal Investment Area, which he joined in August 1993. He received a B.A. degree from Amherst College and an M.B.A. degree from Stanford University. Mr. Moszkowski is 33 years old.

         James M. Sullivan has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenly Enterprises, Inc., a privately held company operating 105 restaurants. Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur Andersen & Co. and currently serves as a director of Global Vacation Group, Inc. Mr. Sullivan received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is also a certified public accountant. Mr. Sullivan is 55 years old.

         Edmund L. Zalinski, Ph.D. has been a director of the Company since 1992. Since 1938, Dr. Zalinski has been active in a variety of public and privately held companies engaged in insurance, mutual funds, banking, leasing and real estate. From 1973 until he retired in 1992, he was Chairman of the Board of the American Capital Open End Funds, a mutual fund management company. He was a principal organizer and President of the Life Insurance Company of North America and was Chairman and Chief Executive Officer of the Greenfield Real Estate Investment Trust. He currently serves as Chairman of A+ Marketing Services. Dr. Zalinski received a B.A. degree from Cornell University, an M.B.A. degree from Harvard Business School and a Ph.D. degree from New York University. Dr. Zalinski is 83 years old.

Information Concerning Meetings and Certain Committees

         The Board of Directors held five formal meetings during 1998. During 1998, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served during their incumbency. The Company has a standing Audit Committee, Compensation Committee and Stock Option Committee of its Board of Directors.

         The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent accountants, and reviews and evaluates the Company's internal accounting control. During 1998, the Audit Committee was comprised of Messrs. Zalinski and Sullivan and met three times. Mr. Moszkowski was appointed to the Audit Committee in 1999.

         The Compensation Committee makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During 1998, the Compensation Committee was comprised of Messrs. Bradley and Caruso and met once. Mr. Moszkowski was appointed to the Compensation Committee in 1999.

         The Stock Option Committee makes decisions concerning issuance of stock options to employees and consultants of the Company and also administers the Company's 1992 and 1998 Stock Option Plans, the Company's 1993 and 1996 Incentive Stock Option and Non-Qualified Stock Option Plans, the Company's Employee Stock Purchase Plan and, if approved by the stockholders at the Meeting, the Company's 1999 Stock Option Plan. During 1998, the Stock Option Committee was comprised of Messrs. Bradley and Zalinski and met five times.

Compensation of Directors

         The Company has not paid any cash compensation to its directors for their service as directors. The Company has granted each non-employee director options to purchase 10,000 shares of Common Stock as compensation for their service on the Board of Directors, such options to be issued under the 1999 Stock Option Plan immediately following the Meeting. The Company also pays reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact the business of the Company or attendance at meetings of the Board of Directors or any committee thereof.

                       PROPOSAL 5. APPOINTMENT OF AUDITORS

         The firm of PricewaterhouseCoopers LLP served as the Company's independent accountants for 1998 and has been selected by the Board of Directors to serve in the same capacity for 1999. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or the Company's By-laws. Traditionally, the Company has submitted this matter to the stockholders and believes that it is good practice to continue to do so.

         Ratification of PricewaterhouseCoopers LLP as the Company's auditors requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote. If a majority of the votes cast on this matter are not cast in favor of the ratification of PricewaterhouseCoopers LLP, the Company will appoint other independent accountants as soon as practicable and before the close of the 1999 year.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

                          ---------------------------

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE APPOINTMENT OF AUDITORS AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR 1999.



                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

         Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with through March 1999 except that one annual statement of beneficial ownership of securities on Form 5, each with respect to the grant of stock options during 1998, was filed late by each of the following: Richard C. Caruso, the Chairman and a director and principal stockholder of the Company; Keith Bradley, James M. Sullivan and Edmund L. Zalinski, each of whom is a director of the Company; and Michael D. Pierschbacher, Senior Vice President, Research and Development of the Company.

Executive Compensation

         The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and each of the Company's four highest paid executive officers as of December 31, 1998 whose total annual salary and bonus during 1998 exceeded $100,000 (collectively, the "Named Officers"):



                           SUMMARY COMPENSATION TABLE

                                                                      Long-Term Compensation
                                                                               Awards
                                                                     -------------------------
                                             Annual Compensation                    Securities
                                             -------------------      Restricted    Underlying       All Other
Name and Principal Position           Year    Salary     Bonus       Stock Awards     Options      Compensation(1)
---------------------------           ----   --------   --------     ------------   ----------     ---------------

Stuart M. Essig (2).................  1998   $300,000        -               -         75,000           $500
  President and Chief                 1997         -         -       $5,875,000       500,000             -
  Executive Officer                   1996         -         -               -             -              -

George W. McKinney, III, Ph.D. (3)..  1998   $240,000        -               -         38,600        $35,239
  Executive Vice President and        1997   $165,807        -               -        250,000           $844
  Chief Operating Officer             1996         -         -               -             -              -

Michael D. Pierschbacher, Ph.D......  1998   $198,000        -               -         25,790         $1,485
  Senior Vice President,              1997   $198,000        -               -         71,375         $1,485
  Research  and Development           1996   $198,000        -               -             -          $1,485

Judith O'Grady......................  1998   $130,000        -               -         35,230           $975
  Senior Vice President,              1997   $118,333   $15,000              -         12,500           $888
  Regulatory Affairs                  1996   $115,000        -               -             -            $791

Frederick Cahn, Ph.D................  1998   $125,000   $10,000              -         15,000           $937
  Senior Vice President,              1997   $125,000   $10,000              -             -         $20,859
  Technology Development              1996   $115,000        -               -             -            $858

----------

(1) Other than certain moving expenses reimbursed to Drs. McKinney and Cahn, the amounts reported in this column consist of the Company's matching contributions to the Company's 401(k) Plan. The amounts reported in this column for Dr. McKinney during 1998 and for Cahn during 1997 include $34,301 and $20,000, respectively, for moving expenses reimbursed by the Company.

(2)  Mr. Essig joined the Company in December 1997.

(3)  Dr. McKinney's employment with the Company commenced in May 1997.

         The following tables set forth certain information concerning stock options granted to Named Officers during 1998 and the unexercised options held by them at December 31, 1998. No options were exercised by any Named Officer during 1998:



                      OPTION GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants                          Potential Realizable
                                   -------------------------------------------------------    Value at Assumed Annual
                                    Number of     % of Total                                     Rates of Stock Price
                                    Securities    Options                                      Appreciation for Option
                                    Underlying    Granted to        Exercise                             Term
                                    Options       Employees in     Price Per     Expiration    -----------------------
Name                                Granted(1)    Fiscal Year (1)    Share          Date         5%            10%
----                                ----------    ---------------  ---------     ----------    --------     --------

Stuart M. Essig.................       75,000           7.2%          $4.375       9/10/04     $111,653     $253,320

George W. McKinney, III, Ph.D...       38,600           3.7%          $3.375      12/31/04      $44,353     $100,636

Michael D. Pierschbacher, Ph.D..       25,790           2.5%          $3.375      12/31/04      $29,634      $67,238

Judith O' Grady.................        5,000           0.5%          $8.250       3/23/04      $14,036      $31,846
                                       10,000           1.0%          $7.625       5/17/04      $25,946      $58,867
                                       20,230           1.9%          $3.375      12/31/04      $23,245      $52,742

Frederick Cahn, Ph.D............       15,000           1.4%          $3.375      12/31/04      $17,235      $39,107

----------

*    Less than 1%.

(1) The Company granted options to employees to purchase a total of 1,044,501 shares of Common Stock during 1998. Such options were granted at a price at or above fair market value, are nontransferable and vest over a period of four years commencing with the date of grant.




               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)


                                       Number of Securities               Value of Unexercised
                                      Underlying Unexercised                   In-the-Money
                                    Options at Fiscal Year End         Options at Fiscal Year End(2)
                                   -----------------------------      -------------------------------
Name                               Exercisable    Nonexercisable      Exercisable      Nonexercisable
----                               -----------    --------------      -----------      --------------

Stuart M. Essig................      125,000          450,000              -                  -

George W. McKinney, III, Ph.D..       81,000          207,600              -                  -

Michael D. Pierschbacher, Ph.D.       54,817           42,349              -                  -

Judith O'Grady.................        4,000           43,730              -                  -

Frederick Cahn, Ph.D...........       33,468           19,365              -                  -

----------

(1)  No options were exercised by the Named Officers during 1998.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 1998 was $3.375 per share. None of the options held by the Named Officers were in-the-money on December 31, 1998.

Employment Agreements

         Stuart M. Essig entered into a four-year employment agreement with the Company in December 1997 to serve as the President and Chief Executive Officer of the Company. As compensation for his services during the first year of the agreement, the Company paid Mr. Essig an annual salary of $300,000. For each subsequent year that he is employed, Mr. Essig's salary will be $300,000 plus such increases, if any, as may be established by the Board of Directors. Mr. Essig is also entitled to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals pertaining principally to the trading price of the Common Stock. Mr. Essig, however, waived his right to receive any such performance bonus for 1998 and 1999. He is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. At the request of Mr. Essig, the Company will disburse a loan in the amount of up to $500,000 subject to certain conditions. He is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The employment agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each subsequent one-year anniversary thereof for one year unless the Company or Mr. Essig provides written notice of termination at least six months prior to such anniversary. Mr. Essig has the right to terminate the employment agreement in the event the Company fails to appoint him as President and Chief Executive Officer or as a Director or for other good reason (as defined therein).

         The employment agreement further provides that the Company generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from the Company. Section 280G of the Code provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible for the employer and are subject to a 20% excise tax in the hands of the employee. In the case of Mr. Essig, the value of any acceleration of his Option and Restricted Units (each as defined below) upon a change in control of the Company will constitute "payments" for these purposes, which -- depending upon the timing of such change in control, the value of the Company's stock at that time and other relevant factors -- may be substantial enough to constitute parachute payments. In such an event, a substantial gross-up payment could be required of the Company under the employment agreement, and substantial compensation amounts payable by the Company to Mr. Essig (including such gross-up payment) could be nondeductible by the Company for federal income tax purposes.

         Under a Stock Option Grant and Agreement, the Company granted Mr. Essig options under the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan to purchase 500,000 shares (the "Option Shares") of Common Stock at an exercise price of $5.87 per share (the "Option"), the last reported sale price on the date immediately prior to the date of grant, and with an expiration date of December 26, 2007. The Option vested and became exercisable with respect to 125,000 shares on December 27, 1998 and thereafter with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of (a) a change in control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause, (ii) by Mr. Essig for good reason or (iii) due to Mr. Essig's death, the Option vests and becomes exercisable in full immediately.

         Under a Restricted Units Agreement, the Company issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 1,000,000 restricted units (the "Restricted Units"), each unit representing the right to receive one share of Common Stock. The shares of Common Stock underlying the restricted units (the "Unit Shares") are deliverable to Mr. Essig on January 1, 2002 if Mr. Essig is employed by the Company on December 31, 2001, although Mr. Essig has the right to defer delivery of the Unit Shares for a period of up to six years. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2002 in the event of (a) a change of control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause, (ii) by Mr. Essig for good reason, (iii) due to disability or (iv) due to death. If, prior to December 31, 2001, (a) the Company terminates Mr. Essig's employment for cause or (b) Mr. Essig voluntarily leaves his employment with the Company (other than for good reason or due to disability), the Unit Shares are to be distributed to Mr. Essig on January 1, 2018.

         The Restricted Units Agreement provides for anti-dilution protection in the event (a) that the outstanding shares of Common Stock are increased through share dividends or split ups or decreased through combinations or similar changes, (b) of reclassifications (including reclassifications in connection with a consolidation or merger in which the Company is the continuing entity), and (c) of distributions to the holders of Common Stock of indebtedness or assets of the Company in order to preserve the relative interest in the Company represented by the Option Shares or Unit Shares immediately prior to the occurrence of such event. In addition, if the Company distributes rights or warrants to all holders of its Common Stock entitling them to purchase such shares of Common Stock at a price per share less than the then-current market price per share, the Restricted Units Agreement provides that an equivalent amount of such rights or warrants be distributed with respect to the Unit Shares. The Restricted Units Agreement provides that in the event of a spinoff by the Company to its shareholders, the holder of Option Shares and Unit Shares shall participate in such spinoff in an appropriate and equitable manner including, to the extent practicable, through ownership of (or option to acquire) an equity interest in the spinoff entity.

         The Company has agreed to file, following the request of Mr. Essig, a registration statement with the Commission to register the sale by Mr. Essig of the Option Shares and the Unit Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Mr. Essig has not yet advised the Company as to when registration may be requested. In connection with the Restricted Units Agreement, the Company incurred a one-time non-cash compensation charge of $5,875,000 in the fourth quarter of 1997.

         George W. McKinney, III, Ph.D. entered into an employment agreement with the Company in December 1998 to serve as the Company's Executive Vice President and Chief Operating Officer. The employment agreement provides for an annual salary of $240,000. Dr. McKinney is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each one-year anniversary thereof for one year unless the Company or Dr. McKinney provides written notice at least 30 days prior to such anniversary. In the event the employment agreement is earlier terminated by Dr. McKinney for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Dr. McKinney shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Dr. McKinney shall be entitled to receive a severance amount equal to the greater of his then-current annual base salary or the unpaid portion of Dr. McKinney's base salary for the remainder of the then-current term.

         Judith O'Grady entered into an employment agreement with the Company in December 1998 to serve as the Company's Senior Vice President for Regulatory Affairs and Quality Assurance. The employment agreement provides for an annual salary of $145,000. Ms. O'Grady is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2000 and shall automatically extend on December 31, 2000 and on each one-year anniversary thereof for one year unless the Company or Ms. O'Grady provides written notice at least 30 days prior to such anniversary. In the event the employment agreement is earlier terminated by Ms. O'Grady for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Ms. O'Grady shall be entitled to receive a severance amount equal to 2.99 times her then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Ms. O'Grady shall be entitled to receive a severance amount equal to the greater of her then-current annual base salary or the unpaid portion of Ms. O'Grady's base salary for the remainder of the then-current term.

         Frederick Cahn, Ph.D. entered into an employment agreement with the Company in July 1997 to serve as a Vice President of the Company responsible for research, technology and development activities. The employment agreement provides for an annual base salary of $125,000, the reimbursement of up to $20,000 of moving expenses incurred by Dr. Cahn in connection with his relocation to the Plainsboro, New Jersey area and a guaranteed annual bonus of $10,000 payable on the first four anniversary dates of the employment agreement. Dr. Cahn is also entitled to participate in the Company's employee benefit plans and programs maintained from time to time by the Company for the benefit of its officers. If the Company terminates the employment agreement for cause, the Company is required to continue to pay Dr. Cahn's salary and benefits for a period of three months. If the Company terminates the employment agreement for reasons other than cause, the Company is required to continue to pay Dr. Cahn's salary and benefits for a period ending on the earlier of (i) the date Dr. Cahn finds subsequent employment and (ii) July 2001. If Dr. Cahn terminates the employment agreement due to a material breach by the Company, the Company is required to continue to pay Dr. Cahn's salary and benefits for a period ending on the earliest to occur of (i) one year from the date of termination, (ii) the date Dr. Cahn finds subsequent employment and (iii) July 2001. The employment agreement expires in July 2001.

Compensation Committee Interlocks and Insider Participation

         The Company leases its administrative, manufacturing, research and principal warehouse facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries ("Cono"), owns a 50% interest in Plainsboro Associates. Cono is a corporation whose stockholders are trusts whose beneficiaries include the children of Dr. Richard E. Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Cono. The Company paid $209,848 in rent for this facility during 1998.

         During 1998, the Company leased production, administration and warehouse space in West Chester, Pennsylvania from Medicus Corporation. The sole stockholder of Medicus is Jerry Holtz, who is the brother of David Holtz, the Vice President and Treasurer of the Company, and the nephew of Dr. Caruso. Provco Leasing Corporation, a wholly-owned subsidiary of Cono, holds a first mortgage on the property and a lien on the outstanding shares of Medicus and has received a collateral assignment of rents as additional security. In June 1998, the Company terminated this lease arrangement and entered into an agreement under which the Company is obligated to pay aggregate payments of $330,000 through April 1999 relating to the facility's maintenance, certain operating costs and other commitments. The Company paid an aggregate of $301,704 in lease, maintenance and termination payments for the facility in 1998.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Throughout fiscal 1998, the Compensation Committee was composed of Dr. Caruso, the Chairman of the Company, and Dr. Bradley, a non-employee director.

         The following report of the Compensation Committee is required by the rules of the Commission to be included in the Proxy Statement and addresses the Company's executive compensation policies for the year ended December 31, 1998. This report shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

         General. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company. The Compensation Committee is mindful of the need to align the interests of management with the interests of the Company's stockholders. The establishment of the Company's stock option plans was designed to permit the Company to attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. The Committee believes that the utilization of stock option plans serves the interests of the stockholders, especially by permitting the Company to preserve cash for other operational purposes.

         The Company's compensation package consists of three major components: base compensation; performance bonuses; and stock options and, where appropriate, restricted equity grants. Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders.

         Base Compensation. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors and other companies in similar stages of development.

         Performance Bonuses. The Company supplements base compensation with awards of performance bonuses in the form of cash and stock options. In establishing bonuses for the fiscal year ended December 31, 1998, the Compensation Committee determined that it was not in the Company's best interests to pay cash bonuses. Instead, the Committee sought to reward the efforts and achievements of certain executive officers during this period by granting additional options to purchase up to an aggregate of 350,000 shares of the Company's Common Stock to such employees as the Chief Executive Officer shall determine.

         Stock Options. The Company grants stock options to its executive management under its stock option plans. Option grants are intended to bring the total compensation to a level that the Company believes is competitive with amounts paid by the Company's competitors and which will offer significant returns if the Company is successful and, therefore, provides significant incentives to devote the effort called for by the Company's strategy. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that will benefit the long-term success of the Company and its stockholders.

         Other Benefits. The Company makes available health care benefits and a 401(k) plan for executive officers on terms generally available to all Company employees. The Committee believes that such benefits are comparable to those offered by other companies of similar size. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the salary of any executive officer in the last fiscal year.

         Chief Executive Officer Compensation. Mr. Essig served as the Company's President and Chief Executive Officer for 1998. His compensation for 1998 was paid by the Company pursuant to the terms and conditions his employment agreement with the Company. See "--Employment Agreements" and "--Executive Compensation" for a description of Mr. Essig's compensation.

                            The Compensation Committee of the Board of Directors

                            Richard E. Caruso, Ph.D.
                            Keith Bradley, Ph.D.

                             STOCK PERFORMANCE GRAPH

         The following line graph and table compare, for the period from August 16, 1995 (the date on which the Company's Common Stock commenced trading on the Nasdaq National Market) through December 31, 1998, the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of companies on the Nasdaq Stock Market - U.S. Index, the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index and the AMEX Biotechnology Index. The graph assumes that the value of the investment in the Company's Common Stock and the relevant index was $100 at August 16, 1995 and that all dividends were reinvested. The closing market price of the Company's Common Stock on December 31, 1998 was $3.375 per share.


                    [STOCK PERFORMANCE GRAPH APPEARS HERE]


Comparison of Cumulative Total Return among Integra LifeSciences Corporation, the Nasdaq Stock Market - U.S. Index, the Nasdaq Medical Devices,
        Instruments and Supplies, Manufacturers and Distributors Index
                       and the AMEX Biotechnology Index

                                                      8/95          12/95           12/96           12/97       12/98
                                                      ----          -----           -----           -----       -----

Integra LifeSciences Corporation                      $100           $141            $108            $ 96         $36
Nasdaq Stock Market - U.S. Index                      $100           $103            $127            $155        $218
Nasdaq Medical Devices, Instruments and
Supplies, Manufacturers and Distributors              $100           $114            $107            $122        $138
Index(1)
AMEX Biotechnology Index(1)                           $100           $122            $132            $148        $169

----------

(1) The Company has selected the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index (the "Nasdaq Industry Index") to replace the AMEX Biotechnology Index as a comparative published industry index. The Nasdaq Industry Index was recently made available and, the Company believes, presents a broader measure of the stock performance of companies that are comparable to the Company. Because the AMEX Biotechnology Index was used in the Company's proxy statement for the 1998 Annual Meeting of Stockholders, it is required to be included in this proxy statement under applicable rules of the Commission.


         The graph above depicts the past performance of the Company's stock price. The Company neither makes nor endorses any predictions as to future stock performance.

         The graph set forth above shall not be deemed (i) incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and (ii) filed under either the Securities Act or the Exchange Act.

Principal Stockholders

         The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock as of March 31, 1999 by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock or Preferred Stock, based upon Company records or Commission records; (b) each of the Company's directors; (c) each of the Named Officers; and (d) all executive officers and directors of the Company as a group. Each share of Series A Preferred Stock is currently convertible at the discretion of the holder into one-half of one share of Common Stock, and each share of Series B Preferred Stock is currently convertible at the discretion of the holder into 26.178 shares of Common Stock, in each case subject to certain adjustments. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.


                                              Common Stock           Series A Preferred          Series B Preferred
                                        -----------------------     --------------------       ----------------------
Name of Beneficial Owner                Shares (1)      Percent      Shares      Percent        Shares        Percent
------------------------                ----------      -------     -------      -------       -------        -------

Richard E. Caruso, Ph.D.............    7,255,387(2)    46.0%

Trust Partnership...................    7,179,205(3)    45.6%

Frances C. Holtz....................    7,179,205(4)    45.6%

George Soros........................    2,857,800(5)    15.4%                                  100,000          100%

Quantum Industrial Partners LDC.....    2,143,350(6)    12.0%                                   75,000           75%

Union Carbide Corporation...........    1,575,280(7)    10.0%

State of Wisconsin Investment Board.    1,388,979(8)    8.8%

Elan Corporation, plc...............    1,100,000(9)    6.9%

Century Medical, Inc................      250,000(10)   1.6%        500,000        100%

Stuart M. Essig.....................      176,905(11)   1.1%

George W. McKinney, III, Ph.D.......      123,373(12)      *

Edmund L. Zalinski, Ph.D............      85,500(13)       *

Michael D. Pierschbacher, Ph.D......      67,483(14)       *

Frederick Cahn, Ph.D................      57,460(15)       *

Judith O'Grady......................      24,790(16)       *

James M. Sullivan...................      23,750(17)       *

Keith Bradley, Ph.D.................      12,600(18)       *

Neal Moszkowski.....................            --       --

All directors and executive
   officers as a group
   (11 persons).....................   7,796,190(19)  48.2%

----------

*    Less than one percent (1%).

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option or other convertible security are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.


(footnotes continued on following page)

----------

(footnotes continued from preceding page)

(2) Includes the 7,179,205 shares held by Trust Partnership, a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see Note 3 below). Also includes 21,250 shares held by Provco Leasing Corporation ("Provco") of which Dr. Caruso is President. Provco is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. Also includes 54,932 shares issuable upon exercise of the vested portion of options held by Dr. Caruso. Dr. Caruso's address is 105 Morgan Lane, Plainsboro, New Jersey 08536.

(3) The partners of Trust Partnership are Pagliacci Trust, Rigoletto Trust, Trust for Jonathan Henry Caruso, Trust for Peter James Caruso (the beneficiaries of all such trusts (the "Trusts") being Dr. Caruso's children), Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares except to the extent represented by their respective equity and profit participation interests in Trust Partnership. The Trust Partnership's address is c/o Richard E. Caruso, Ph.D., 105 Morgan Lane, Plainsboro, New Jersey 08536.

(4) Frances C. Holtz is a trustee of the Trusts, which collectively have a controlling interest in Trust Partnership. As such, Ms. Holtz may be deemed to beneficially own the shares held by Trust Partnership; however, Ms. Holtz disclaims beneficial ownership of all such shares. Ms. Holtz's address is 8111 Marshall Avenue, Margate, New Jersey 08402.

(5) Includes (i) 654,450 shares of Common Stock issuable upon conversion of 25,000 shares of Series B Preferred Stock held by SFM Domestic Investments LLC ("SFMDI") and 60,000 shares of Common Stock issuable upon exercise of warrants held by SFMDI (collectively, the "SFMDI Shares") and (ii) the QIP Shares referenced in Note 6 below. The principal business office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Mr. Soros is a managing member of SFMDI and may be deemed the beneficial owner of the SFMDI Shares.

(6) Consists of 1,963,350 shares of Common Stock that are issuable upon conversion of 75,000 shares of Series B Preferred Stock held by Quantum Industrial Partners LDC ("QIP") and 180,000 shares of Common Stock issuable upon exercise of warrants held by QIP (collectively, the "QIP Shares"). The principal address of QIP is at Kaya Flamboyan 9, Willemsted, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI") is vested (pursuant to constituent documents of QIP) with investment discretion with respect to the portfolio assets held for the account of QIP. Pursuant to an agreement between George Soros and Soros Fund Management LLC ("SFM"), Mr. Soros has agreed to use his best efforts to cause QIH Management, Inc., as the sole general partner of QIHMI, to act at the discretion of SFM. Mr. Soros, the Chairman of SFM, and Stanley F. Druckenmiller, the Lead Portfolio Manager of SFM, each may be deemed to have shared voting power and shared investment power with respect to the QIP Shares. Accordingly, each of QIHMI, QIH Management, Inc., SFM and Messrs. Soros and Druckenmiller may be deemed the beneficial owner of the QIP Shares. Each has their principal business office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

(7) The address of Union Carbide Corporation is 39 Old Ridgebury Road, Danbury, Connecticut 06817.

(8) The address of the State of Wisconsin Investment Board is 121 East Wilson Street, Madison, Wisconsin 53703.

(9) Consists of 800,000 shares held by Carnrick Laboratories, Inc. ("Carnrick") and 300,000 shares issuable upon exercise of warrants held by Carnick (collectively, the "Carnick Shares"). Carnrick is a wholly-owned subsidiary of Athena Neurosciences, Inc., which is a wholly-owned subsidiary of Elan Corporation, plc, each of which may be deemed the beneficial owner of the Carnrick Shares. The address for each of the foregoing companies is c/o Elan Corporation, plc, Lincoln House, Lincoln Place, Dublin 2, Ireland.

(10) Consists of 250,000 shares of Common Stock that are issuable upon conversion of 500,000 shares of Series A Preferred Stock. The address of Century Medical, Inc. is 1-6-4 Ohsaki, Shinagawa-Ku, Tokyo 141-8588, Japan.

(11) Includes 164,082 shares issuable upon exercise of the vested portion of options held by Mr. Essig. The Restricted Units held by Mr. Essig do not give him the right to acquire any shares within 60 days of March 31, 1999. See "--Employment Agreements."

(12) Includes 105,999 shares issuable upon exercise of the vested portion of options held by Dr. McKinney.

(13) Includes 15,625 shares held by the Edmund L. Zalinski Company and 9,035 shares held by Whitehall Court, L.P., a family limited partnership whose beneficiaries include Dr. Zalinski's children. Also includes 5,500 shares issuable upon exercise of the vested portion of options held by Dr. Zalinski.

(14) Includes 4,428 shares held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 62,182 shares issuable upon exercise of the vested portion of options held by Dr. Pierschbacher.

(15) Includes 34,108 shares issuable upon exercise of the vested portion of options held by Dr. Cahn.

(16) Includes 9,208 shares issuable upon exercise of the vested portion of options held by Ms. O'Grady.

(17) Includes 5,500 shares issuable upon exercise of the vested portion of options held by Mr. Sullivan.

(18) Includes 5,500 shares issuable upon exercise of the vested portion of options held by Dr. Bradley.

(19) See Notes 2, 11 through 14, 16 and 17 above. Also includes 9,155 shares, as well as 17,247 shares issuable upon exercise of the vested portion of options, held by two executive officers of the Company who are not listed in the table.

Stockholder Proposals

         The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 2000 Annual Meeting of Stockholders (the "Annual Meeting") is December 22, 1999. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is March 6, 2000. If notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Company after March 6, 2000, then the Company's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the Annual Meeting.

Other Matters

         A copy of the Company's 1998 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.

         The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for the fiscal year ended December 31, 1998. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to Judy Brenna, Director, Corporate Communications, at the offices of the Company set forth on page one of this Proxy Statement.


                                          By order of the Board of Directors,

                                          /s/  William M. Goldstein
                                          --------------------------------
Plainsboro, New Jersey                         William M. Goldstein
April 20, 1999                                 Secretary

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        INTEGRA LIFESCIENCES CORPORATION


                                      * * *


                  INTEGRA LIFESCIENCES CORPORATION, a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"),

                  DOES HEREBY CERTIFY THAT:

                  FIRST: The Board of Directors of the Corporation has adopted a resolution proposing and declaring advisable and in the best interests of the Corporation the following amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of the Corporation, to read in its entirety as follows (the "Charter Amendment"):

                  "The name of this Corporation is Integra LifeSciences Holdings
                   Corporation."

                  SECOND: The stockholders of the Corporation, at an annual meeting of stockholders called and held upon notice properly given in accordance with Section 222 of the Delaware General Corporation Law, have adopted and approved the Charter Amendment in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

                  THIRD: The Charter Amendment has been duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Integra LifeSciences Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this 17th day of May, 1999.

                                    INTEGRA LIFESCIENCES CORPORATION


                                    By: ___________________________________
                                        Stuart M. Essig
                                        President and Chief Executive Officer

                                                                      APPENDIX B

                     INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                             1999 STOCK OPTION PLAN


                                    SECTION 1

                                     Purpose

                  This INTEGRA LIFESCIENCES HOLDINGS CORPORATION 1999 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby Integra LifeSciences Holdings Corporation (the "Company") may, through the grant of incentive stock options and non-qualified stock options (collectively, "Options") to purchase common stock of the Company, par value $0.01 per share ("Common Stock") to Key Employees and Associates (both as defined in Section 3 hereof), attract and retain such Key Employees and Associates and motivate them to exercise their best efforts on behalf of the Company, any Related Corporation (as defined below), or any affiliate of the Company or a Related Corporation.

                  For purposes of the Plan, a "Related Corporation" shall mean either a "subsidiary corporation" of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), or the "parent corporation" of the Company, as defined in section 424(e) of the Code. Further, as used in the Plan (a) the term "ISO" shall mean an Option which qualifies as an incentive stock option within the meaning of section 422 of the Code; and (b) the term "NQSO" shall mean an Option which does not qualify as an incentive stock option.


                                   SECTION 2

                                 Administration

                  The Plan shall be administered by the Company's Stock Option Committee (the "Committee"), which shall consist solely of not fewer than two directors of the Company, who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board") (taking into consideration the rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the requirements of Section 1621(m) of the Code). In the event a committee has not been established in accordance with the preceding sentence, or cannot be constituted to vote on the grant of an Option, the "Committee" shall consist of the entire Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company.

                  The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees and Associates (both as defined in Section 3 hereof) to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. Except as otherwise required by the bylaws of the Company or by applicable law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.


                                    SECTION 3

                                   Eligibility

                  (a) In General. Key Employees and Associates shall be eligible to receive Options under the Plan. Key Employees and Associates who have been granted an Option under the Plan shall be referred to as "Optionees." More than one Option may be granted to an Optionee under the Plan.

                  (b) Key Employees. "Key Employees" are officers, executives, and managerial and non-managerial employees of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation who are selected by the Committee to receive Options. Key Employees of the Company and/or a Related Corporation shall be eligible to receive ISOs and/or NQSOs. Key Employees of an affiliate shall be eligible to receive only NQSOs.

                  (c) Associates. "Associates" are designated non-employee directors, consultants and other persons providing services to the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation. Associates shall be eligible to receive only NQSOs.


                                    SECTION 4

                                      Stock

                  The maximum number of shares of Common Stock that may be issued under Options granted under the Plan shall be 2,000,000; provided, however, that no Key Employee shall receive Options for more than 1,000,000 shares of Common Stock over any one-year period. However, both limits in the preceding sentence shall be subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

                  If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option; provided, however, that (a) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Key Employee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee.

                                    SECTION 5

                               Granting of Options

                  From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees and Associates under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem, and further provided that Key Employees of an affiliate and Associates shall not be eligible to receive ISOs under the Plan. A member of the Committee shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of Delaware governing corporate self-dealing. The granting of an Option under the Plan shall not be deemed either to entitle the Key Employee or Associate to, or to disqualify the Key Employee or Associate from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Key Employee or Associate shall be granted an Option, the type of Option to be granted, and the number of shares to be covered by such Option, the Committee shall take into account the duties of the Key Employee or Associate, his or her present and potential contributions to the success of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation, the tax implications to the Company and the Key Employee or Associate of any Option granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.


                                   SECTION 6

                                  Annual Limit

         (a) ISOs. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and incentive stock options under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the shares of Common Stock arrived at by a good faith determination of the Committee and shall be:

                  (1) The quoted closing price on the last business day prior to the specified date, if there is a market for the Common Stock on a registered securities exchange or in an over-the-counter market;

                  (2) The weighted average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date, if there are no sales on such day but there are such sales on dates within a reasonable period both before and after such date;

                  (3) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

                  (4) If (1) through (3) above are not applicable, such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

                  Where the Fair Market Value of shares of Common Stock is determined under (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1), or any successor thereto.

                  (b) Options Over Annual Limit. If an Option intended as an ISO is granted to a Key Employee of the Company or a Related Corporation and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in Subsection (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

                  (c) NQSOs. The annual limits set forth above for ISOs shall not apply to NQSOs.


                                   SECTION 7

                      Option Agreements - Other Provisions

                  Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve. An Option Agreement shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Optionee shall enter into, and be bound by, such Option Agreements, as soon as practicable after the grant of an Option.

                  In connection with the grant of any Option, the associated Option Agreement may, in the discretion of the Committee, modify or vary any of the terms of this Plan, including, without limitation, the terms relating to the vesting and exercise of Options, both in general and upon termination of employment or service, disability, and death, the terms relating to the number of shares issuable upon the exercise of outstanding Options and the treatment of Options upon the occurrence of certain corporate transactions; provided, however, that any increase in the maximum number of shares which may be granted to an individual in a one-year period pursuant to the Plan shall require such shareholder approval as may be then required under the applicable rules and regulations under the Code, and that with respect to any grant of an Option which is intended to be an ISO the terms of the Plan, as in effect on the date hereof or subsequently amended, and not the terms of the applicable Option Agreement, shall control. In all other cases, in the event of any inconsistency or conflict between an Option Agreement approved by the Committee and this Plan, the terms of the Option Agreement shall control to the extent provided in the Option Agreement. No Option Agreement may be amended except in a writing executed by a duly authorized officer of the Company and the Optionee or his or her permitted successors and assigns.


                                   SECTION 8

                         Terms and Conditions of Options

                  Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

                  (a) Number of Shares. A statement of the number of shares to which the Option pertains.

                  (b) Price. A statement of the Option price which shall be determined and fixed by the Committee in its discretion, but shall not be less than the higher of 100% (110% in the case of ISOs granted to more than 10% shareholders as discussed in Subsection (j) below) of the fair market value of the optioned shares of Common Stock, or the par value thereof, on the date the Option is granted.

                  (c) Term.

                           (1) ISOs. Subject to earlier termination as provided
in Subsections (e), (f) and (g) below and in Section 9 hereof, the term of each ISO shall be not more than ten years (five years in the case of more than 10% shareholders as discussed in Subsection (j) below) from the date of grant.

                           (2) NQSOs. Subject to earlier termination as provided
in Subsections (e), (f) and (g) below and in Section 9 hereof, the term of each NQSO shall be not more than ten years from the date of grant.

                  (d) Exercise.

                           (1) General. Options shall be exercisable in such
installments and on such dates, not less than three months from the date of grant, as the Committee may specify, provided that:

                                    (A) in the case of new Options granted to an
                  Optionee in replacement for options (whether granted under the Plan or otherwise) held by the Optionee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable, but not earlier than three months from the date of grant of the new Options; and

                                    (B) the Committee may accelerate the
                  exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.

                  Any exercisable Option may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 2(B)(iv) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                  (2) Manner of Payment. The Option price shall be payable:

                           (A) in cash or its equivalent;

                           (B) in the case of an ISO, if the Committee in its
discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise:

                  (i) in Common Stock previously acquired by the Optionee; provided that if such shares of Common Stock were acquired through the exercise of an incentive stock option and are used to pay the Option price of an ISO, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option and are used to pay the option price of an ISO, or if such shares of Common Stock were acquired through the exercise of an incentive stock option or non-qualified stock option and are used to pay the Option price of an NQSO, such shares have been held by the Optionee for a period of more than 12 months on the date of exercise;

                  (ii) in Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an ISO);

                  (iii) in the discretion of the Committee, in any combination of (A), (B)(i) and/or (B)(ii) above; or

                  (iv) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.


         In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Stock surrendered in payment of such Option price.

                  (e) Termination of Employment or Service. If an Optionee's employment by or service with the Company (and Related Corporations and affiliates) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service, and shall not be later than one year after the date of the Optionee's termination of employment or service.

                  (f) Exercise upon Disability of Optionee. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment by or service with the Company (and Related Corporations and affiliates) and, prior to the expiration date fixed for his or her Option, his or her employment or service is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or
(ii) an
accelerated termination date determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service by reason of disability, and shall not be later than one year after the date of the Optionee's termination of employment or service. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

                  (g) Exercise upon Death of Optionee. If an Optionee shall die during his or her employment by or service with the Company (and Related Corporations and affiliates), and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service is terminated for any reason, shall die following his or her termination of employment or service but prior to the earliest of (i) the expiration date fixed for his or her Option,
(ii) the expiration of the period determined under Subsections (e) and (f) above, or (iii) in the case of an ISO, three months following termination of the Key Employee's employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion except that, subject to Section 9 hereof, such accelerated termination date shall not be later than one year after the date of death.

                  (h) Non-Transferability. No ISO and, except to the extent provided in the related Option Agreement, no NQSO shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by him or her or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

                  (i) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

                  (j) Ten Percent Shareholder. If, after applying the attribution rules of Section 424(d) of the Code, the Optionee owns more than 10% of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him or her, the Option price for the ISO shall be not less than 110% of the fair market value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this Subsection (j) shall not apply to NQSOs.

                  (k) Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company, its shareholders, or the Optionee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

                  (l) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

                  If the exercise of any Option is subject to the withholding requirements of applicable tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Optionee to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the date on which the Optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an incentive stock option are used to satisfy such withholding requirement, such shares of Common Stock must have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option, such shares were acquired at least 12 months prior to the Determination Date.


                                   SECTION 9

                   Capital Adjustments; Corporate Transactions

                  The number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Key Employee under the Plan, both as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

                  In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an outstanding Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 8(d) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

                  The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                                   SECTION 9A

                                Change in Control

                  Notwithstanding any other provision of the Plan to the contrary, all outstanding Options shall become fully vested and exercisable upon a Change in Control of the Company. "Change in Control" shall mean any of the following events:

                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as such term is used for purposes of section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of all the then outstanding Voting Securities, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this Section 9A shall not be a Change in Control under this paragraph (a);

                  (b) The individuals who, as of February 25, 1999, are members of the Company's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least two-thirds of the members of the Board of Directors who constitute Incumbent Board members, such new directors shall for all purposes be considered as members of the Incumbent Board as of February 25, 1999; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

                  (c) consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), unless immediately following such Business Combination:
(i) more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; and (ii) at least a majority of the members of the board of directors of the Parent

Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

                  (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

                  (e) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not own, directly or indirectly, immediately following such share exchange more than 50% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.


                                   SECTION 10

                                  Acquisitions

                  Notwithstanding any other provision of this Plan, Options may be granted hereunder in substitution for options held by directors, key employees, and associates of other corporations who are about to, or have, become Key Employees or Associates of the Company or a Related Corporation as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or a Related Corporation. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.


                                   SECTION 11

                 Amendment or Replacement of Outstanding Options

                  The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or a different number of shares of Common Stock but having a per share purchase price not less than the greater of par value or 100% of the Fair Market Value of a share of Common Stock on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Optionee under the Plan of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

                                   SECTION 12

                     Amendment or Discontinuance of the Plan

                  The Board from time to time may suspend or discontinue the Plan or, subject to such shareholder approval as may be then required under the applicable rules and regulations of the Code or rules of the exchange or market on which the Common Stock is listed, may amend it in any respect whatsoever. Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.


                                   SECTION 13

                                     Rights

                  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

                  Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company shall have the right, in its discretion, to retire an Optionee at any time pursuant to its retirement rules or otherwise to terminate his or her employment or service at any time for any reason whatsoever.


                                   SECTION 14

                     Indemnification of Board and Committee

                  Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation (and any affiliate), the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf.

                                   SECTION 15

                              Application of Funds

                  Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company. Any Common Stock received in payment for shares upon exercise of an Option to purchase Common Stock shall become treasury stock.


                                   SECTION 16

                              Shareholder Approval

                  This Plan shall become effective as of February 25, 1999 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the Company's shareholders within 12 months before or after said date, the Plan and all Options granted hereunder shall be null and void and no additional options shall be granted hereunder.


                                   SECTION 17

                        No Obligation to Exercise Option

                  The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.


                                   SECTION 18

                               Termination of Plan

                  Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on February 24, 2009, which date is within ten years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section 18, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on February 24, 2009, which by their terms extend beyond such date.


                                   SECTION 19

                                  Governing Law

                  With respect to any ISOs granted pursuant to the Plan and the Option Agreements thereunder, the Plan, such Option Agreements and any ISOs granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the state of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, the Option Agreements and any Options granted thereunder.

                                                                      APPENDIX C


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                           DEFERRED COMPENSATION PLAN

         1. Eligibility. Eligibility for the Integra LifeSciences Holdings Corporation Deferred Compensation Plan (the "Plan") shall be limited to the executive officers of Integra LifeSciences Corporation (the "Company") and its affiliates who constitute a select group of management or highly compensated employees within the meaning of section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Eligible Officers").

         2. Terms of Participation.

         (a) General Rule. An Eligible Officer may elect to participate in the Plan by signing a Deferred Compensation Agreement (the "Agreement") in the form attached hereto and incorporated by reference herein. An Eligible Officer's participation shall commence on January 1 of the calendar year immediately following the year in which the Eligible Officer executes the Agreement, except that when an Eligible Officer executes an Agreement within 30 days of the Plan's initial effective date or within 30 days of first becoming eligible to participate in the Plan, participation shall commence with respect to services to be performed subsequent to the date of the Agreement. By signing the Agreement, the Eligible Officer agrees to defer any whole percentage (up to 50 percent) of his/her base compensation from the Company and its affiliates with respect to services performed after the date of the Agreement. For purposes of the Plan, "base compensation" means an Eligible Officer's basic salary from the Company and its affiliates, excluding any commissions, bonuses, overtime, or other extra or incentive pay.

         (b) Termination of Participation. Participation in the Plan shall continue until the Eligible Officer furnishes written notice to the Company that the Eligible Officer terminates his/her participation in the Plan or until such time as the Company terminates the Plan pursuant to Section 7 below. Termination by an Eligible Officer shall be made by written notice delivered or mailed to the Company's Stock Option Committee (the "Committee") (or its delegate) no later than December 31 of the calendar year preceding the calendar year in which such termination is to take effect.

         (c) Participation after Terminating Participation. An Eligible Officer who has terminated his/her participation may subsequently elect to participate in the Plan by executing a new Agreement in accordance with subsection (a) above.

         (d) Changes in Amounts or Distribution Methods. An Eligible Officer may alter the amount of deferral for any future calendar year, and/or elect a different method by which he/she will receive amounts deferred for future calendar years, if the Eligible Officer and the Company enter into a new Agreement on or before December 31 of the calendar year preceding the calendar year for which the new Agreement is to take effect. For each new Agreement which changes the method of receipt of deferred amounts, a new record account (the "Deferred Compensation Account" or "Account") will be established for the Eligible Officer.

         (e) Suspension of Deferrals. Notwithstanding the foregoing, an Eligible Officer may not make deferrals under this Plan during any period for which contributions must be suspended in accordance with Treasury Regulation Section 1.401(k) - 1(d)(2)(iv)(B)(4) as a condition of the Eligible Officer's receipt of a hardship withdrawal from the Company's 401(k) Plan.

         3. Establishment of Accounts and Crediting of Deferrals.

         (a) Accounts. The Committee shall establish and maintain, or cause to be maintained, for each Eligible Officer who elects to participate in the Plan, a separate Deferred Compensation Account to record the deferrals made by the Eligible Officer under an Agreement. The Committee shall also maintain, or cause to be maintained, a record of the value of the Eligible Officer's interest in such Account.

         (b) Investment of Deferrals. Each Eligible Officer shall indicate in his/her Agreement whether he/she would like to have his/her deferrals deemed to be invested in phantom units of the Company's $0.01 par value common stock ("Common Stock") and/or in phantom units of various mutual funds designated by the Committee as available under the Plan ("Mutual Funds"). An Eligible Officer may apportion his/her deferrals among the various investment options in whole percentages. In addition, each Eligible Officer may indicate in his/her Agreement whether he/she would like to have amounts already credited to his/her Account reapportioned among phantom units of Common Stock and/or Mutual Funds.

         (c) Allocation of Deferrals; Reapportionment.

                  (i) Deferrals made by an Eligible Officer under an Agreement shall be invested in phantom units of (and if applicable, fractional phantom units of) Common Stock and/or Mutual Funds, as directed by the Eligible Officer. As of each pay date that deferrals are withheld from an Eligible Officer's compensation, such deferrals shall be converted by the Committee into such phantom units (and, if applicable, fractional units). The amount of the deferrals withheld from the Eligible Officer's compensation on such pay date and designated for a particular investment option shall be divided by the per unit value of phantom units of such investment option on such date, as determined under (d) below. Such phantom units shall be credited to the respective Eligible Officers' Accounts.

                  (ii) Any reapportionment of amounts already credited to an Eligible Officer's Account(s) shall occur on the first pay date of the calendar year to which the Eligible Officer's Agreement applies.

         (d) Valuation of Phantom Units. As of each pay date, the Committee shall determine the fair market value of one share of Common Stock and one share of each Mutual Fund. With respect to the Mutual Funds, and during such time as the Common Stock is listed upon an established stock exchange or market, the per share "fair market value" on any relevant day shall be deemed to be the quoted closing price on the immediately preceding business day. A phantom unit of Common Stock shall be deemed equivalent in value to one share of Common Stock of the Company and a phantom unit of a Mutual Fund shall be deemed equivalent in value to one share of such Mutual Fund. The fair market value of a share and the value of phantom units, as determined by the Committee, shall be conclusive.

         (e) Adjustments to Phantom Units of Common Stock. In the event of any change in the outstanding shares of the Common Stock by reason of any stock dividend or split, the Committee shall make appropriate adjustments in the number of phantom units of Common Stock theretofore allocated to Eligible Officers' Accounts. In the event of a corporate transaction, such as a recapitalization, merger, consolidation, separation, reorganization, or similar corporate change, the Plan shall be assumed by the surviving or successor corporation and the Committee (or its successor) shall make appropriate adjustments in the number of phantom units theretofore allocated to Eligible Officers' Accounts. For example, if the Company is acquired by another corporation and shareholders of the Company receive two shares of the acquirer's stock for each share of Common Stock, the Committee (or its successor) shall convert each phantom unit of Common Stock into two phantom units of the acquirer's stock.

         (f) Dividend Payments and Distributions. Each Eligible Officer's Account shall be credited, for each phantom unit of Common Stock and/or each phantom unit of a Mutual Fund in his/her Account, an amount equal to the actual amount of any cash dividend paid on a share of Common Stock of the Company and/or of any cash distribution paid with respect to a share of the Mutual Fund, respectively. A dividend amount on Common Stock shall be reinvested in phantom units of Common Stock on the pay date coinciding with or immediately following the date the dividend amount is credited to the Account. A distribution amount with respect to a Mutual Fund shall be immediately reinvested in phantom units of the Mutual Fund.

         (g) No Shareholder Rights. The crediting of phantom units of Common Stock or of a Mutual Fund shall not entitle any Eligible Officer to voting rights or any other rights of a shareholder with respect to such units.

         (h) Vesting. An Eligible Officer's interest in amounts and phantom units of Common Stock or of a Mutual Fund credited to his/her Account shall be fully vested and nonforfeitable at all times.

         (i) Limit on Number of Units and Shares. Unless this Plan has been approved by the Company's shareholders, the aggregate number of phantom units of Common Stock allocated to Accounts under this Section 3 and of shares of Common Stock distributed under Section 4 hereof shall not exceed 25,000.

         (j) Annual Reports. The Committee shall provide each participating Eligible Officer with an annual statement of his/her Deferred Compensation Account balance(s).

         4. Distribution.

         (a) Form. All distributions of amounts invested in phantom units of Common Stock under the Plan shall be made in the form of Common Stock. An Eligible Officer shall receive one share of Common Stock for each phantom unit of Common Stock credited to his/her Account. However, the value of any fractional phantom unit shall be distributed in cash. Distributions of amounts invested in phantom units of a Mutual Fund shall be made in cash.

         (b) General Rule. As of January 31 of the year following the year in which the Eligible Officer dies, retires, resigns, becomes disabled or otherwise ceases to be an employee of the Company and its affiliates, the total amount of phantom units credited to the Eligible Officer's Account under the Plan shall be distributed to the Eligible Officer (or upon his/her death, to his/her designated beneficiary) in accordance with one of the alternatives set forth below:

                  (i) one single payment; or

                  (ii) any number of annual installments (as calculated in the following paragraph) for a period of two to 10 years. Installments shall be paid annually as of January 31 until the balance in the Eligible Officer's Account is exhausted.

Selection of a distribution alternative shall be made at the time the Eligible Officer executes the Agreement. Except as provided in the following paragraph, each installment payment, other than the final payment, shall include:

                  (1) the number of shares of Common Stock shall be equal to 1/n multiplied by the number of phantom units of Common Stock in the Eligible Officer's Account as of the previous December 31, where "n" equals the number of payments yet to be made;

                  (2) the amount to be paid in cash shall be equal to 1/n multiplied by the value of the phantom units of Mutual Funds in the Eligible Officer's Account as of the previous December 31, where "n" equals the number of payments yet to be made.

The final payment will equal the balance in the Eligible Officer's Account as of the final January 31 payment date, and such payment shall be made as soon as practicable after such date. For example, if payments are to be made in 10 annual installments commencing on January 31, 2000, the first payment shall be equal to 1/10th of the number of phantom units of Common Stock in the Account on December 31, 1999 plus 1/10th of the value of the Mutual Fund phantom units in the Account as of December 31, 1999, the following year's payment would be equal to 1/9th of the number of phantom units of Common Stock on December 31, 2000 plus 1/9th of the value of the Mutual Fund phantom units as of December 31, 2000, etc.

If the total value of Eligible Officer's Account as of the date of the first scheduled payment does not exceed $5,000, the Company shall instead distribute such Account in a single payment as of that date. Further, the Eligible Officer may not select a period of time which will cause the value of an annual payment to be less than $1,000. Notwithstanding the foregoing, in the event the Eligible Officer ceases to be an employee of the Company and its affiliates and becomes a proprietor, officer, partner, or employee of, or otherwise becomes affiliated with, any business or entity that is in competition with the Company or any of its affiliates, the Company reserves the right at the sole discretion of the Committee to make an immediate single payment to the Eligible Officer of the balance of the Eligible Officer's Account at that time.

         (c) Hardship Distributions. Notwithstanding the preceding two paragraphs, the Company may at any time make a single payment to the Eligible Officer (or surviving beneficiary) equal to a part or all of the balance in the Eligible Officer's Account upon a showing of an unforeseeable (i.e., unanticipated) financial emergency caused by an event beyond the control of the Eligible Officer (or surviving beneficiary) which would result in severe financial hardship to the Eligible Officer (or surviving beneficiary) if such payment were not made. The determination of whether such emergency exists shall be made at the sole discretion of the Committee (with the Eligible Officer requesting the payment not participating in the discussion or the decision, if he/she is also a member of the Committee). The amount of the payment shall be limited to the amount necessary to meet the financial emergency, and any remaining balance in the Eligible Officer's Account shall thereafter be paid at the time and in the manner otherwise set forth in this Section.

         (d) Delay of Payments. Notwithstanding the foregoing, the Committee may delay payment of all or a portion of an amount payable from an Eligible Officer's Account in order to render all such payments deductible by the Company. In addition, if the Committee determines that the listing, registration, or qualification of any Common Stock issuable under the Plan upon any securities exchange or under any state or Federal law, or the consent of any regulatory body, is necessary in connection with the operation of the Plan, the issuance of Common Stock under the Plan may be deferred until such listing, registration, qualification, or consent is obtained.

         5. Designation of Beneficiary. An Eligible Officer may designate in writing any person or legal entity as his/her beneficiary to receive any amounts payable from his/her Account(s) upon his/her death. If there is no beneficiary designation in effect at the Eligible Officer's death or the designated beneficiary does not survive the Eligible Officer, any amounts in the Eligible Officer's Account shall be paid in a single payment to the Eligible Officer's estate. If the designated beneficiary dies after beginning to receive installment payments, any amounts payable from the Eligible Officer's Account shall be paid in a single payment to the beneficiary's estate at the beneficiary's death.

         6. Claims Procedure The procedure for presenting claims under the Plan and appealing denials thereof is set forth in this Section 6.

         (a) Filing of Claims. Any Eligible Officer or beneficiary (the "claimant") may file a written claim for a Plan benefit with the Committee or its delegate.

         (b) Notice of Denial of Claim. In the event of a denial of any benefit requested by any claimant, the claimant shall be given a written notification containing specific reasons for the denial. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial is based. In addition, it shall contain a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary. Further, the notification shall provide appropriate information as to the steps to be taken if the claimant wishes to submit his/her claim for review.

The written notification shall be given to the claimant within 90 days after receipt of his/her claim by the Committee (or its delegate) unless special circumstances require an extension of time for processing, in which case written notice of the extension shall be furnished to the claimant prior to the termination of the original 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate. In no event may the extension exceed a total of 180 days from the date of the original receipt of the claim.

         (c) Right of Review. In the event of a denial of benefits, the claimant shall be permitted to review the pertinent documents and to submit to the Committee (or its delegate) issues and comments in writing. In addition, the claimant may make a written request for a full and fair review of his/her claim and its denial by the Committee (or its delegate). Such written request must be received by the Committee (or its delegate) within 60 days after receipt by the claimant of written notification of the denial of the claim.

         (d) Decision on Review

                  (i) Time Within Which Decision to be Rendered. A decision shall be rendered by the Committee (or its delegate) within 60 days after the receipt of the request for review. However, where special circumstances make a longer period for decision necessary or appropriate, the decision of the Committee (or its delegate) may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days. In no event shall the decision of the Committee (or its delegate) be rendered more than 120 days after the receipt of the request for review.

                  (ii) Written Decision Required. Any decision by the Committee (or its delegate) shall be furnished to the claimant in writing in a manner calculated to be understood by the claimant and shall set forth the specific reason(s) for the decision and the specific Plan provision(s) on which the decision is based.

         (e) Deemed Denial. If a decision on a claim is not rendered within the time period prescribed in (b) or (d) above, the claim shall be deemed denied.

         7. Amendment and Termination of the Plan. The Company reserves the right to amend or terminate the Plan at any time. The balance in the Eligible Officer's Account(s) shall remain subject to the provisions of the Plan and distribution will not be accelerated because of the termination of the Plan.

         8. Non-Assignability. The right of the Eligible Officer or any other person to receive payments under this Plan or any Agreement hereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Eligible Officer or any beneficiary.

         9. Miscellaneous.

         (a) No Funding. The Company shall not be required to fund or secure in any way its obligations hereunder. Nothing in the Plan or in any Agreement hereunder and no action taken pursuant to the provisions of the Plan or of any Agreement hereunder shall be construed to create a trust or a fiduciary relationship of any kind. Payments under the Plan and any Agreement hereunder shall be made when due from the general assets of the Company. Neither an Eligible Officer nor his/her designated beneficiary shall acquire any interest in such assets by virtue of the Plan or any Agreement hereunder. This Plan constitutes a mere promise by the Company to make payments in the future, and to the extent that an Eligible Officer or his/her designated beneficiary acquires a right to receive any payment from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. The Company intends for this Plan to be unfunded for federal income tax purposes and for the purposes of Title I of ERISA.

         (b) Administration and Interpretation. The Plan shall be administered by the Committee, which shall consist of at least two directors of the Company, who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). In the event a committee has not been established in accordance with the preceding sentence, the "Committee" shall consist of the entire Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his/her capacity as a director of the Company.

The Committee shall have full power, authority, and discretion to interpret, construe, and administer this Plan and any Agreement hereunder and its interpretation and construction thereof, and actions hereunder, including any determination of eligibility to participate and valuation of an Eligible Officer's Account(s), or the amount or recipients of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. The Committee shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan and any Agreement hereunder unless attributable to its own willful misconduct or lack of good faith. The Committee shall be the Plan Administrator and the "Named Fiduciary" within the meaning of section 402 of ERISA.

         (c) Withholding. To the extent required by law, the Company shall withhold federal or state income or employment taxes with respect to any payments under the Plan or any Agreement hereunder and shall furnish the Eligible Officer (or beneficiary) and the applicable governmental agency or agencies with such reports, statements or information as may be required in connection with such payments. As a condition of receiving a payment under the Plan, the Eligible Officer (or beneficiary) must remit to the Company an amount in cash equal to such amount of income and/or employment taxes required to be withheld, if the cash to be distributed is insufficient to cover the amount required to be withheld.

         (d) Incapacity of Payee. If the Committee shall find that any person to whom any payment is payable under this Plan or any Agreement hereunder is unable to care for his/her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for the person who is otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall serve to discharge the liability of the Company under this Agreement to make payment to the person who is otherwise entitled to payment.

         (e) Expenses. All expenses incurred in administering this Plan and any Agreement hereunder shall be paid by the Company.

         (f) No Additional Rights. Nothing in this Plan or any Agreement hereunder shall be construed as conferring any right on the part of the Eligible Officer to be or remain an employee of the Company or its affiliates or to receive any particular amount of compensation.

         (g) Binding Nature. This Plan and any Agreement hereunder shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and each Eligible Officer and his/her heirs, executors, administrators, and legal representatives.

         (h) Gender and Number. In interpreting the Plan, masculine gender may include the feminine, neuter gender may include the masculine or feminine, and the singular may include the plural, unless the context clearly indicates otherwise.

         (i) Headings. The headings of this Plan are for reference only. In the event of a conflict between a heading and the context of the Section or subsection, the content of the Section or subsection shall control.

         (j) Governing Law. This Plan and any Agreement hereunder shall be governed by and construed under the laws of the State of Delaware.

         (k) Effective Date. This Plan shall be effective as of July 1, 1999.

                        INTEGRA LIFESCIENCES CORPORATION
                                 105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536
          PROXY - Annual Meeting of Stockholders - Monday, May 17, 1999


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stuart M. Essig and John B. Henneman, III as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of Integra LifeSciences Corporation (the "Company") held of record by the undersigned on April 7, 1999 at the Annual Meeting of Stockholders to be held on Monday, May 17, 1999 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 5; FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 4; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                 (Continued, and to be signed, on Reverse Side)

--------------------------------------------------------------------------------

                /X/  Please mark your
                     vote as in this
                     example


                      FOR all         WITHHOLD
                      nominees        AUTHORITY
                       listed          To vote
                     (except as        for all
                    marked to the     nominees
                      contrary        listed at
                       below)           right        Nominees:
                                                        Keith Bradley
                                                        Richard E. Caruso
4. ELECTION OF          /_/              /_/            Stuart M. Essig
   DIRECTORS                                            Neal Moszowski
                                                        George W. McKinney, III
                                                        James M. Sullivan
                                                        Edmund L. Zalinski

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name below)


                                               FOR       AGAINST       ABSTAIN


1.   Proposal to approve and adopt an          /_/         /_/           /_/
     amendment to the Company's Amended
     and Restated Certificate of
     Incorporation to change the name of
     the Company to "Integra
     LifeSciences Holdings Corporation"

2.   Proposal to approve and adopt the          /_/         /_/           /_/
     Company's 1999 Stock Option Plan

3.   Proposal to approve and adopt the         /_/         /_/           /_/
     Company's Deferred Compensation
     Plan

5.   Proposal to ratify the appointment        /_/         /_/           /_/
     of PricewaterhouseCoopers LLP as
     the Company's independent auditors
     for the fiscal year ending December
     31, 1999

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE _______________ DATE _______SIGNATURE _________________ DATE _________


NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.